Exhibit 99.1

LETTER OF TRANSMITTAL

ISLE OF CAPRI CASINOS, INC.

OFFER TO EXCHANGE

All outstanding 8.875% Senior Subordinated Notes due 2020 issued August 7, 2012 in exchange for

8.875% Senior Subordinated Notes due 2020,

 which have been registered under the Securities Act of 1933, as amended,

Pursuant to the Prospectus, dated          , 2012

The exchange offer will expire at 5:00 p.m. New York City time on               , 2012, unless extended. Tenders may be withdrawn prior to 5:00 p.m. New York City time on the expiration date.

The exchange agent for the exchange offer is:

U.S. BANK NATIONAL ASSOCIATION (the “Exchange Agent”)

By Facsimile Transmission

(for eligible institutions only):

(651) 466-7372

Attn: Specialized Finance

To Confirm by Telephone:

(800) 934-6802

By Overnight Courier, Registered/ Certified Mail and by Hand:

U.S. Bank National Association

Corporate Trust Services

60 Livingston Avenue

St. Paul, Minnesota 55107

Attn: Specialized Finance

Isle of Capri Casinos, Inc.

8.875% Senior Subordinated Notes due 2020

Delivery of This Letter of Transmittal to an Address Other Than as Set Forth Above, or Transmission of Instructions by Facsimile Other Than as Set Forth Above, Will Not Constitute a Valid Delivery of Your Old Notes.

By signing this letter of transmittal (this “Letter of Transmittal”), you hereby acknowledge that you have received and reviewed the prospectus, dated                , 2012 (the “Prospectus”), of Isle of Capri Casinos, Inc. (the “Company”) and this Letter of Transmittal.  The Prospectus, together with this Letter of Transmittal, constitutes the Company’s offer to exchange (the “Exchange Offer”) an aggregate principal amount of up to $350,000,000 of the Company’s 8.875% Senior Subordinated Notes due 2020 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s issued and outstanding 8.875% Senior Subordinated Notes due 2020, issued on August 7, 2012 (the “Old Notes”). The Exchange Notes will be fully and unconditionally guaranteed on a senior subordinated basis, jointly and severally, by certain of the Company’s domestic subsidiaries that guarantee the Old Notes.  The Old Notes were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. This Exchange Offer is being extended to all holders of the Old Notes.

If you decide to tender your Old Notes, and the Company accepts the Old Notes, this will constitute a binding agreement between you and the Company, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. You must do one of the following prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

•                  tender your Old Notes by sending the certificates for your Old Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above;

•                  tender your Old Notes by using the book-entry transfer procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering the Old Notes,” and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent’s Message (as defined below) instead of this Letter of Transmittal, to the Exchange Agent; or

•                  tender your Old Notes in accordance to the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer—Guaranteed Delivery Procedures.”

In order for a book-entry transfer to constitute a valid tender of your Old Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a “Book-Entry Confirmation”) of your Old Notes into the Exchange Agent’s account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term “Agent’s Message” means a message transmitted by The Depository Trust Company, received by the Exchange Agent and forming part of the Book-Entry Confirmation, to the effect that: (1) The Depository Trust Company has received an express acknowledgement from a participant in its Automated Tender Offer Program that is tendering Old Notes that are the subject of such Book-Entry Confirmation; (2) such participant has received and agrees to be bound by the terms of the Prospectus and the Letter of Transmittal (or in the case of an agent’s message relating to guaranteed delivery, that the participant has received and agrees to be bound by the applicable Notice of Guaranteed Delivery); and (3) the agreement may be enforced against such participant.

Delivery of Documents to The Depository Trust Company Will Not Constitute Delivery to the Exchange Agent.

Only registered holders of Old Notes (which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the owner of the Old Notes) are entitled to tender their Old Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes in the Exchange Offer, you should promptly contact the person in whose name the Old Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the person in whose name the Old Notes are registered.

You Must Complete This Letter of Transmittal if You Are a Registered Holder of Old Notes (Which Term, for Purposes of This Letter of Transmittal, Includes Any Participant in the Depository Trust Company’s System Whose Name Appears on a Security Position Listing as the Owner of the Old Notes) and Either (1) You Wish to Tender the Certificates Representing Your Old Notes to the Exchange Agent Together With This Letter of Transmittal, (2) You Wish to Tender Your Old Notes By Book-Entry Transfer to the Exchange Agent’s Account at the Depository Trust Company and You Elect to Submit This Letter of Transmittal to the Exchange Agent Instead of an Agent’s Message or (3) You Wish to Tender Your Old Notes In Accordance to the Guaranteed Delivery Procedures Set forth in the Prospectus under the Heading “The Exchange Offer—Guaranteed Delivery Procedures.”

Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the expiration of the Exchange Offer or (3) who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 14 to this Letter of Transmittal.  Delivery of documents to The Depository Trust Company does not constitute delivery to the Exchange Agent.

In order to properly complete this Letter of Transmittal, you must: (1) complete the box titled “Description of Old Notes Tendered,” (2) if appropriate, check and complete the boxes relating to book-entry transfer and the boxes titled “Special Issuance Instructions” and “Special Delivery Instructions,” (3) sign this Letter of Transmittal by completing the box titled “Sign Here” and (4) complete the Form W-9. By completing the box titled “Description of Old Notes Tendered” and signing below, you will have tendered your Old Notes for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES.

DESCRIPTION OF OLD NOTES TENDERED

(See Instruction 3)

Name and Address of Registered Holder	Certificate Number(s)*	Aggregate Principal Amount of Old Note(s) Tendered**	Principal Amount

Total:

*                 Need not be completed by holders who tender by book-entry transfer.

**          Old Notes tendered by this Letter of Transmittal must be in minimum denominations of $2,000 principal amount or larger integral multiples of $1,000. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Old Notes represented by the certificate(s) in column 1. See Instruction 4.

Boxes Below To Be Checked As Applicable.

☐	Check here if the certificate(s) representing your Old Notes is (are) being tendered with this Letter of Transmittal.

☐	Check here if the certificate(s) representing your Old Notes has (have) been lost, destroyed or stolen and you require assistance in obtaining a new certificate.

Certificate Number(s)

Principal Amount(s) Represented

You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Old Notes. (See Instruction 12)

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the Exchange Notes or Old Notes not tendered or exchanged are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear below in the box titled “Sign Here.”

☐ Old Note(s) to:

☐ Exchange Note(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Telephone Number  (        )      -

(Tax Identification or Social Security No.)

(See Instruction 9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the Exchange Notes or Old Notes not tendered or exchanged are to be delivered to someone other than the registered holder of the Old Notes whose name(s) appear(s) below in the box titled “Sign Here” or to the registered holder at an address other than that shown below in the box titled “Sign Here.”

☐ Old Note(s) to:

☐ Exchange Note(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Telephone Number  (        )      -

(Tax Identification or Social Security No.)

(See Instruction 9)

Boxes Below to be Checked by Eligible Guarantor Institutions Only.

☐	Check here if tendered Old Notes are being delivered by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company and complete the following.

Name of Tendering Institution

Account Number

Transaction Code Number

☐	Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following.

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution That Guaranteed Delivery

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	Check here if Old Notes that are not tendered or not exchanged are to be returned by crediting The Depository Trust Company account number indicated above.

By crediting the Old Notes to the Exchange Agent’s account at The Depository Trust Company in accordance with its Automated Tender Offer Program and by complying with its applicable Automated Tender Offer Program procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the Old Notes acknowledges receipt of this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal, the participant in The Depository Trust Company confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐                                   Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name

Address

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes.  If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for the Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, I hereby tender to Isle of Capri Casinos, Inc. the aggregate principal amount of Old Notes indicated above.

Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment, I hereby sell, assign and transfer to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer with respect to the tendered Old Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for the tendered Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as my agent, of the Exchange Notes to be issued in exchange for the tendered Old Notes, (ii) present certificates for the tendered Old Notes for transfer, and to transfer the tendered Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of ownership of the tendered Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Old Notes tendered by this Letter of Transmittal and that, when the tendered Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Old Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered by this Letter of Transmittal, and I will comply with my obligations under the Registration Rights Agreement, dated as of August 7, 2012 (the “Registration Rights Agreement”), by and among the Company, the guarantors named therein (the “Guarantors”) and the initial purchasers named therein. I have read and I agree to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) (which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the holder of the Old Notes) of the Old Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Old Notes. The certificate number(s) and the Old Notes that I wish to tender are indicated in the appropriate boxes above.

Unless I have otherwise indicated by completing the box titled “Special Issuance Instructions” above, I hereby direct that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that the Exchange Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box titled “Special Delivery Instructions,” I hereby direct that the Exchange Notes be delivered to the address shown below my signature.

If I have (1) tendered any Old Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Old Notes than I wish to tender, unless I have otherwise indicated by completing the boxes titled “Special Issuance Instructions” or “Special Delivery Instructions,” I hereby direct that certificates for any Old Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Old Notes, that Old Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at the Company’s expense, promptly following the expiration or termination of the Exchange Offer.

I understand that if I decide to tender Old Notes, and the Company accepts the Old Notes for exchange, this will constitute a binding agreement between me and the Company, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

I also recognize that, under certain circumstances described in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer,” the Company may not be required to accept for exchange any of the Old Notes tendered by this Letter of Transmittal.

By tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent’s Message instead of this Letter of Transmittal, I hereby represent and agree that:

(1)         I am not, nor is the person receiving my Exchange Notes pursuant to the Exchange Offer, an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors;

(2)         any Exchange Notes I or any such other person receive in the Exchange Offer are being acquired in the ordinary course of business;

(3)         neither I nor any such other person has any arrangement or understanding with any person to participate in a distribution of the Exchange Notes to be issued in the Exchange Offer; and

(4)         if I am a Participating Broker-Dealer (as defined below), I will receive the Exchange Notes for my own account in exchange for Old Notes that I acquired as a result of my market-making or other trading activities, and I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes I receive in the Exchange Offer.

As used in this Letter of Transmittal, a “Participating Broker-Dealer” is a broker-dealer that receives Exchange Notes for its own account in exchange for Old Notes that it acquired as a result of market-making or other trading activities (other than Old Notes acquired directly from the Company or any affiliate of the Company). If I am a Participating Broker-Dealer, by making the representation set forth above and delivering a prospectus in connection with any resale transaction involving the Exchange Notes, I understand that I will not be deemed to have admitted that I am an “underwriter” within the meaning of the Securities Act. If I am using the Exchange Offer to participate in a distribution of the Exchange Notes, I acknowledge and agree that, if the resales are of Exchange Notes obtained by me in exchange for Old Notes acquired by me in the Exchange Offer directly from the Company or an affiliate thereof, I (1) could not, under Securities and Exchange Commission policy, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters, as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act.

The Company agreed to use all commercially reasonable efforts to keep the Registration Statement of which the Prospectus forms a part effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided, however, that (i) in the case where such Prospectus and any amendment or supplement thereto must be delivered by a Participating Broker-Dealer, such period shall be the lesser of 180 days and the date on which all Participating Broker-Dealers have sold all Exchange Notes held by them (unless such period is extended pursuant to the Registration Rights Agreement) and (ii) the Company shall make such Prospectus, and any amendment or supplement thereto, available to any Participating Broker-Dealer for use in connection with any resale of any Exchange Notes for a period of not less than 90 days after the consummation of the Exchange Offer.

Each Participating Broker-Dealer, by tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent’s Message instead of this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact that makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the Participating Broker-Dealer will suspend the sale of Exchange Notes under the Prospectus. Each Participating Broker-Dealer further agrees that, upon receipt of a notice from the Company to suspend the sale of Exchange Notes as provided above, the Participating Broker-Dealer will suspend resales of the Exchange Notes until (1) the Company has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or (2) the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives notice to suspend the sale of the

Exchange Notes as provided above, it will extend the period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Old Notes in the Exchange Offer must notify the Company, prior to the expiration of the Exchange Offer, that it is a Participating Broker-Dealer. Participating Broker-Dealers must send the required written notice to the Company’s executive offices at 600 Emerson Road, Suite 300, St. Louis, Missouri 63141, Attn: Edmund L. Quatmann, Jr., Chief Legal Officer and Secretary, and this notice must be received by the Company prior to the expiration of the Exchange Offer.

Interest on the Exchange Notes will accrue as described in the Prospectus under the caption “Description of Notes—Principal, Maturity and Interest.”

All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

SIGN HERE

(SEE INSTRUCTIONS 2, 5 AND 6)

(PLEASE COMPLETE FORM W-9 BELOW)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered holder(s) (which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the holder of the Old Notes) exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Old Notes tendered or on the register of holders maintained by or for the Company, or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal, including any opinions of counsel, certifications and other information as may be required by the Company in accordance with the restrictions on transfer applicable to the Old Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer’s full title.

See instruction 5.

(Signature(s) of Noteholder(s))

Dated

Name(s)
(Please Print)
Capacity

Address
(Zip Code)

Tax Identification or
Social Security No.
(See Instruction 9)

Area Code and Telephone No.

No.

No.

Signature(s) Guaranteed

(See Instruction 2, if required)

Eligible Guarantor Institution

Official Signature

Dated

Form W-9 (Rev. December 2011) Request for Taxpayer Give Form to the Department of the Treasury Identification Number and Certification requester. Do not Internal Revenue Service send to the IRS. Print or type See Specific Instructions on page 2. Name (as shown on your income tax return) Business name/disregarded entity name, if different from above Check appropriate box for federal tax classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate ☐ Exempt Payee ☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ☐ Other (see instructions) Address (number, street, and apt. or suite no.) Requester’s name and address (optional) City, state, and ZIP code List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Social security number --Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter. Employer identification number-Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below). Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4. Sign Signature of Here U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Purpose of Form A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income. Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien, • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. Cat. No. 10231X Form W-9 (Rev. 12-2011)

 Form W-9 (Rev. 12-2011) The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases: • The U.S. owner of a disregarded entity and not the entity, • The U.S. grantor or other owner of a grantor trust and not the trust, and • The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8. What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9. Also see Special rules for partnerships on page 1. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Name If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form. Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line. Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8. Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate). Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011) Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line. Exempt Payee If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. The following payees are exempt from backup withholding: 1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2), 2. The United States or any of its agencies or instrumentalities, 3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities, 4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or 5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include: 6. A corporation, 7. A foreign central bank of issue, 8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States, 9. A futures commission merchant registered with the Commodity Futures Trading Commission, 10. A real estate investment trust, 11. An entity registered at all times during the tax year under the Investment Company Act of 1940, 12. A common trust fund operated by a bank under section 584(a), 13. A financial institution, 14. A middleman known in the investment community as a nominee or custodian, or 15. A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15. IF the payment is for... THEN the payment is exempt for... Interest and dividend payments All exempt payees except for 9 Broker transactions Exempt payees 1 through 5 and 7 through 13. Also, C corporations. Barter exchange transactions and patronage dividends Exempt payees 1 through 5 Payments over $600 required to be reported and direct sales over $5,000 (1) Generally, exempt payees 1 through 7 (2) (1) See Form 1099-MISC, Miscellaneous Income, and its instructions. (2) However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3. Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011) 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) The actual owner of the account or, if combined funds, the first individual on the account (1) 3. Custodian account of a minor (Uniform Gift to Minors Act) The minor (2) 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law The grantor-trustee (1) The actual owner (1) 5. Sole proprietorship or disregarded entity owned by an individual The owner (3) 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)) The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an individual The owner 8. A valid trust, estate, or pension trust Legal entity (4) 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 10. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 11. Partnership or multi-member LLC The partnership 12. A broker or registered nominee The broker or nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)) The trust (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. (2) Circle the minor’s name and furnish the minor’s SSN. (3) You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. (4) List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1. * Note. Grantor also must provide a Form W-9 to trustee of trust. Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. You must complete this Letter of Transmittal if you are a holder of Old Notes (which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the holder of the Old Notes) and either (a) you wish to tender the certificates representing your Old Notes to the Exchange Agent together with this Letter of Transmittal, (b) you wish to tender your Old Notes by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent’s Message or (c) you wish to tender your Old Notes in accordance to the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer—Guaranteed Delivery Procedures.”  In order to constitute a valid tender of your Old Notes, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration of the Exchange Offer: (i) certificates for the Old Notes, in proper form for transfer, Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent’s account at The Depository Trust Company, or certificates for the Old Notes in accordance to the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer—Guaranteed Delivery Procedures,” (ii) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, in the case of a book-entry transfer, an Agent’s Message instead of this Letter of Transmittal, or a properly completed Notice of Guaranteed Delivery, and (iii) all other documents required by this Letter of Transmittal. Old Notes tendered in the Exchange Offer must be in minimum denominations of $2,000 principal amount and larger integral multiples of $1,000.

THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT’S MESSAGES, NOTICES OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR OLD NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. DO NOT SEND CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT’S MESSAGES, NOTICES OF GUARANTEED DELIVERY OR OTHER REQUIRED DOCUMENTS TO THE COMPANY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent’s Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

(a)         this Letter of Transmittal is signed by the registered holder (which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions” above, or

(b)         the Old Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

An “Eligible Guarantor Institution” (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) means:

•                  Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

•                  Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

•                  Credit unions (as defined in Section 19(b)(1)(A) of the Federal Reserve Act);

•                  National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

•                  Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

3. INADEQUATE SPACE. If the space provided in the box captioned “Description of Old Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in minimum denominations of $2,000 principal amount or larger integral multiples of $1,000. If you are tendering less than all of the Old Notes evidenced by any certificate you are submitting, please fill in the principal amount of Old Notes which are to be tendered in column 3 (“Principal Amount of Old Notes Tendered”) of the box titled “Description of Old Notes Tendered.” In that case, unless you have otherwise indicated by completing the boxes titled “Special Issuance Instructions” or “Special Delivery Instructions,” new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Old Notes, promptly after the expiration of the Exchange Offer. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided in this Letter of Transmittal, tenders of Old Notes may be withdrawn at any time prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn, including the principal amount of the Old Notes, and, if applicable, the registration numbers and total principal amount of such Old Notes, and where certificates for Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution, unless the holder is an Eligible Guarantor Institution. If Old Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer,” any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Old Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility (including time of receipt) of these notices will be determined by the Company. Any such determination will be final and binding.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange, but that are not exchanged for any reason will be returned to the registered holder without cost to that holder promptly after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Old Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering the Old Notes,” the Old Notes will be credited to the tendering holder’s account with The Depository Trust Company. Properly withdrawn Old Notes may be re-tendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering the Old Notes.”

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

If a person or persons other than the registered holder(s) of Old Notes signs the Letter of Transmittal, certificates for the Old Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Old Notes and also must be accompanied by any opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Old Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

7. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Old Notes tendered for exchange will be determined by the Company in its sole discretion. The Company’s determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Notes improperly tendered or to not accept any Old Notes, the acceptance of which might be unlawful as determined by the Company or its counsel. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Old Notes either before or after the expiration of the Exchange Offer, including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer; provided that any waiver of a condition of tender will apply to all Old Notes and not only to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration of the Exchange Offer, including the terms and conditions of the Letter of Transmittal and the accompanying instructions and the Notice of Guaranteed Delivery, will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within a reasonable period of time, as determined by the Company. However, all conditions must be satisfied or waived prior to the expiration of the Exchange Offer (as extended, if applicable).  Neither the Company, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor will the Company have any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 28% BACKUP WITHHOLDING; FORM W-9. Notice Pursuant to IRS Circular 230. The discussion under this heading “28% BACKUP WITHHOLDING; FORM W-9” is not intended or written by us or our counsel to be used, and cannot be used, by any person for the purpose of avoiding tax penalties that may be imposed under U.S. tax laws. The discussion under this heading, “28% BACKUP WITHHOLDING; FORM W-9,” is provided to support the promotion or marketing by us of the Exchange Offer.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor concerning the potential tax consequences of an exchange of the Old Notes for Exchange Notes pursuant to the Exchange Offer.

Under U.S. federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with the holder’s correct taxpayer identification number (“TIN”) on the Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments to such holders or other payees with respect to Old Notes exchanged in the Exchange Offer may be subject to 28% backup withholding.

Certain holders may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Form W-9 above, and check the applicable box in Part 1 of the Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that holder’s exempt status.

Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

For further information concerning backup withholding and instructions for completing the Form W-9 above (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if the Notes are held in more than one name) consult the instructions to the Form W-9 above.

10. WAIVER OF CONDITIONS. The Company’s obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” These conditions are for the Company’s benefit only, and the Company may assert them regardless of the circumstances giving rise to any condition. The Company may also waive any condition in whole or in part at any time in its sole discretion; provided that any waiver of a condition of tender will apply to all Old Notes and not only to particular Old Notes. The Company’s failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that the Company may assert at any time.

11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Old Notes for exchange.

12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

13. TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Old Notes in the Exchange Offer unless you instruct the Company to register Exchange Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for Exchange Notes will be issued until such evidence is received by the Exchange Agent.

14. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the expiration of the Exchange Offer or (3) who cannot complete the procedures for book-entry transfers on a timely basis, may effect a tender if:

(a)         the tender is made through a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”);

(b)         prior to the expiration of the Exchange Offer, the Exchange Agent receives from such holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder of Old Notes, the certificate or registration number(s) of the tendered Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, prior to 5:00 p.m., New York City time, within three (3) business days after the expiration of the Exchange Offer, the tendered Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

(c)          a properly completed and duly executed Letter of Transmittal, any other required documents and tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account at The Depository Trust Company) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, within three (3) business days after the expiration of the Exchange Offer.

Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the expiration of the Exchange Offer. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.